UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 5, 2015

Jones Lang LaSalle Income Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 897-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Adoption of Amended and Restated Independent Directors Compensation Plan
On November 5, 2015, Jones Lang LaSalle Income Property Trust, Inc's (the "Company") board of directors adopted the Amended and Restated Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan (the “Independent Directors Compensation Plan”), which will operate as a sub-plan of the Jones Lang LaSalle Income Property Trust Incentive Plan. The Independent Directors Compensation Plan will become effective as of January 1, 2016. Under the Independent Directors Compensation Plan, subject to certain conditions and restrictions, the Company will compensate each of its independent directors with an annual retainer of $70,000, plus additional retainers of $10,000 to the Chairman of the Audit Committee, $5,000 to each other member of the Audit Committee, $5,000 to the Chairman of the Nominating Committee and $5,000 to the lead independent director.

In addition, each new independent director who joins the board subsequent to the effective date will receive an initial grant of 2,000 Class M shares (the “Initial Stock Grant”) on the date he or she joins the board. The Initial Stock Grant will vest immediately on the grant date and will be subject to a one-year holding period applicable to all Class M shares. Each independent director will receive another grant of 2,000 Class M shares promptly after each annual stockholder meeting at which such director is reelected.
All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings. If a director is also an officer of the Company, the Company will not pay separate compensation for services rendered as a director.
The information set forth above is qualified in its entirety by reference to the Independent Directors Compensation Plan, a copy of which is attached as Exhibit 10.1.

Item 7.01 - Regulation FD Disclosure
The Company has created the monthly performance report for the month ended October 31, 2015 attached hereto as Exhibit 99.1, and incorporated herein solely for purposes of this Item 7.01 disclosure, for use in connection with its investor relations program.

The information contained in this Current Report (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 - Other Events

On November 11, 2015, the Company issued a press release announcing it will hold a public earnings call on Tuesday, November 17, 2015 at 10:00 a.m. CDT to review third quarter 2015 operating and financial results.
The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Second amended and restated Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan as of November 5, 2015.
99.1	Monthly performance report of Jones Lang LaSalle Income Property Trust, Inc. for the month ended October 31, 2015.
99.2	Press release issued by Jones Lang LaSalle Income Property Trust, Inc. on November 11, 2015 regarding the public earnings call to be held on November 17, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: November 12, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second amended and restated Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan as of November 5, 2015.
99.1	Monthly performance report of Jones Lang LaSalle Income Property Trust, Inc. for the month ended October 31, 2015.
99.2	Press release issued by Jones Lang LaSalle Income Property Trust, Inc. on November 11, 2015 regarding the public earnings call to be held on November 17, 2015.